PLEASE DO NOT ALTER THIS PAGE. IT IS CUT DIRECTLY INTO A MODEL.

LTV :	Fixed $	2/28 $	3/27 $	5/25 $	Other	MH Stratification:
Below 70	10,538,761.95				43,870,999.23	Total Balance	249,358
70.01 to 75	3,903,125.59				48,944,919.09	% Pool Balance	0.02%
75.01 to 80	26,612,148.88				315,152,184.71	Ave. FICO	576
80.01 to 85	7,799,611.47				61,030,766.96	Ave. LTV	82.2
85.01 to 90	14,255,623.37				122,691,563.88	% Full Docs	100%
90.01 to 95	18,879,260.62				118,213,801.63
95.01 to 100	101,967,039.34				277,347,748.56	Silent Seconds Stratification:
100.01 plus	3,730,519.46				2,556,151.21	Total Balance	234,211,832
						% Pool Balance	19.9%
FICO						Ave. FICO	666
below 549	773,091.48				29,368,202.64	Ave. LTV	79.51
550 to 574	1,612,836.05				38,948,660.90	% Full Docs	53.30%
575 to 599	7,112,919.71				84,628,724.05
600 to 624	12,114,475.68				142,284,507.53	Second Lien Stratification:
625 to 649	26,423,566.83				168,816,917.76	Total Balance	15,551,660.16
650 to 674	38,396,013.07				140,817,686.18	% Pool Balance	1.32
675 to 699	38,643,757.66				149,911,208.03	Ave. FICO	648
700 plus	62,609,430.20				235,032,228.18	Ave. LTV	99.3
						% Full Docs	70.78
Property Type:
Single-Family Detached	133,664,506.46				707,265,902.50	LTV Above 90 Stratification:
PUD	28,080,153.30				102,297,161.87	Total Balance	522,694,520.82
Condo	11,418,405.00				84,368,060.41	% Pool Balance	44.39
3+ Family Det.	2,798,486.41				25,791,214.42	Ave. FICO	671
Manufactured House	0				249,358.12	Ave. LTV	98.59
Other	11,724,539.51				69,836,437.95	% Full Docs	80.72

Purpose:
Purchase	120,882,619.97				549,407,784.06
Refinance rate/term	30,101,921.46				256,846,437.28
Cash Out Refi (COF) Below 70 LTV	4,978,113.90				12,922,968.23
COF with LTV 70.01 to 75	2,118,671.19				19,182,167.62
COF with LTV 75.01 to 80	8,828,415.37				51,082,819.06
COF with LTV 80.01 to 85	3,615,930.25				16,873,193.46
COF with LTV 85.01 to 90	7,794,720.41				30,508,785.29
COF with LTV 90.01 to 95	1,604,876.22				21,030,875.90
COF with LTV 95.01 to 100	6,868,772.80				31,661,197.94
COF with LTV 100.01 plus	892,049.11				291,906.43
Other

Occupancy Status:
Owner Occupied	155,763,338.71				816,740,024.09
2nd Home	1,684,000.88				19,696,179.56
Investment	30,238,751.09				153,371,931.62
Other

Loan Balance
Below 50,000	9,965,110.74				2,418,307.66
50,000.01 to 100,000	40,487,202.52				100,381,309.61
100,000.01 to 150,000	40,414,519.15				182,539,745.19
150,000.01 to 200,000	33,822,967.11				172,084,198.91
200,000.01 to 400,000	44,970,719.95				360,762,262.23
400,000.01 to 500,000	7,730,789.74				79,888,766.48
500,000.01 to 600,000	6,076,188.22				41,548,285.59
600,000.01 to 1,000,000	4,218,593.25				37,102,268.54
1,000,000.01 and above	0				13,082,991.06

Loan Term
>30 Years
30 Years	178,076,553				989,637,263
20 Years	4,673,903				0
15 Years	4,572,566				0
Other	363,069				170,872

Documentation Type
Full Documentation	123,009,465.68				622,591,035.98
Limited Documentation
Reduced Docs with LTV below 70	6,186,830.80				20,236,188.56
Reduced Docs with LTV 70.01 to 75	3,034,461.06				32,505,724.81
Reduced Docs with LTV 75.01 to 80	14,337,890.19				171,263,485.01
Reduced Docs with LTV 80.01 to 85	5,314,998.01				27,821,452.01
Reduced Docs with LTV 85.01 to 90	8,163,276.64				42,233,683.99
Reduced Docs with LTV 90.01 to 95	12,956,216.86				38,475,846.33
Reduced Docs with LTV 95.01 to 100	14,682,951.44				34,680,718.58
Reduced Docs with LTV above 100.01
Other

Lien Status
1st Lien	172,134,430.52				$989,808,135.3
Second Liens with LTV below 85	51,151.98				0
Second Liens with LTV 85.01 to 90	163,339.05				0
Second Liens with LTV 90.01 to 95	925,900.64				0
Second Liens with LTV 95.01 to 100	14,411,268.49				0
Second Liens with LTV above 100.01	0				0

Interest Only
Dollar of Mortgage Type	20,001,258.93				331,419,300.64
Ave. FICO	703				676
Ave. LTV	88.91				83.84
% Reduced Docs	51.8				46.65
% Full Docs	48.2				53.35

Disclaimer:

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.